Putnam
Money Market
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

Joanne M. Driscoll

For most of the 12 months ended September 30, 2000, the money market sustained positive momentum. The economy stayed strong, inflation remained subdued, and interest rates trended upward. Among other U.S. financial markets, the stock market experienced growing volatility amid uneven corporate earnings reports, while the bond market generally declined in response to rising interest rates. The money market also experienced some volatility as nervous investors moved assets in and out of money market funds in sync with stock market swings. Overall the environment for money market funds was favorable, and your fund's recent performance reflects this state of affairs.

Total return for 12 months ended 9/30/00

      Class A        Class B           Class C           Class M
        NAV        NAV    CDSC       NAV    CDSC           NAV
-----------------------------------------------------------------------
       5.79%      5.25%   0.25%     5.26%   4.26%         5.65%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* ECONOMIC STRENGTH BEGINS TO WANE

The annual period began with the U.S. economic engine in full gear. Plentiful jobs, rising incomes, tame inflation, and stock market gains put consumers in a buying mood. Indeed one key indicator of the economy's positive momentum has been home sales, which have remained strong over the past six months. In August, sales of existing homes (as opposed to newly constructed properties) rose 9.3%. This was the largest gain since June 1999, when the rise in sales of existing homes reached 10.9%. It surprised many analysts, who had expected a rise closer to 4%.

As the third quarter progressed, however, clearer evidence of an economic slowdown began to emerge. A punishing string of corporate earnings warnings relentlessly pushed down stock prices, especially among the much-watched high-flying technology stocks. Rising oil prices also began to concern investors, analysts, and consumers, and President Clinton took the unusual step of releasing oil from the nation's petroleum reserves to help reduce oil prices. However, just after the period closed, government unemployment figures fell to their lowest level in almost 30 years, shedding more doubt on the economy's current direction.

* MONEY MARKET YIELDS REFLECT FED'S RATE INCREASES

Yields on money market securities remained attractive over the period, especially relative to yields on longer-term bonds. Over the 12-month period, the Federal Reserve Board, concerned that the strong economy would bring about a rise in inflation, raised its federal funds rate (the interest rate charged by banks when they lend money to each other) six times by a total of one and a half percentage points. At the same time the Fed was raising short-term rates, the federal government had initiated a buyback program for 30-year Treasury bonds. The buyback program, combined with the Fed's tightening cycle, caused an inverted yield curve from January 2000 through the end of the annual period. This means that yields on short-term money market securities rose above those available on longer-term bonds.

The Fed's tightening cycle appears to be ending and in fact no changes have been made since May. Several reasons account for this shift in policy. First, the economy appears to be slowing, which is what the Fed intended. Second, the euro has been extremely weak against the dollar, and if the Fed was to raise interest rates further, the euro's weakness could be exacerbated. Third, oil prices are rising, creating another potential drag on the economy. Finally, with the presidential election approaching, the Fed may be reluctant to act for fear of appearing biased toward either candidate.

Demand for money market securities continued to grow substantially over the period. According to industry figures, money market assets grew by 17% over the 12 months ended September 30, 2000. This growth occurred unevenly over the period, however, as investors moved assets in and out of money market funds in step with stock market volatility. Nevertheless, higher money market yields are among the reasons for the overall increase, along with the attractive relative stability offered by many money market instruments.

Supply has also been growing. Over the period, more corporations sought short-term financing through the money market rather than by issuing longer-term bonds or accessing funds through a bank line of credit, which tends to be more expensive than issuing short-term debt. New supply has not kept pace with demand, however, and this disparity has created a favorable environment for investors in money market funds.

* SLIGHTLY LONGER DURATION, HIGH-QUALITY FOCUS POSITION FUND WELL

As interest rates continued to rise, we used duration -- a measure of interest-rate sensitivity -- as a tool for managing the fund. For most of the past six months, we kept duration slightly longer than the market. Besides allowing the fund to lock in higher rates and capture additional income, this longer duration also enabled the fund to avoid reinvestment when money market yields started to decline toward the period's end. We also kept the portfolio's maturities barbelled or concentrated in the short and long ends of the money market maturity range. This kept the fund flexible enough to handle volatile asset flows while positioning it to take advantage of an anticipated additional Fed intervention and the resulting higher interest rates.

Over the period, we continued to seek higher income by maintaining the fund's allocation to floating-rate money market instruments. Yields on these securities are pegged to standard money market indexes that reflect the most current money market rates. Because the yields are reset frequently, investing in these securities allows the fund to capture extra income when rates are rising, as was the case throughout most of the period.

Superior quality and preservation of capital remain the hallmarks of your fund's portfolio strategy, and we continue to invest in a wide spectrum of top quality traditional money market securities. As always, our strict quality standards remained intact throughout the annual period. In selecting investments for the portfolio, we seek holdings that are rated by two or more nationally recognized rating services and receive at least two ratings within the top two categories. If the security has been rated by only one service, its rating must be within the service's top two categories. At period's end, all portfolio holdings met the aforementioned ratings criteria.

The final months of the year are traditionally a time of increased supply of money market securities. Corporations typically issue more short-term debt during the fourth quarter to fund their operations through the end of the year. While maintaining our stringent credit standards, we will seek opportunities to extend portfolio duration marginally as any higher-yielding securities become available.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.



PERFORMANCE COMPARISONS (9/30/00)
                                                        Current
                                                        return*
-------------------------------------------------------------------
Passbook savings account                                 2.96%
-------------------------------------------------------------------
Taxable money market fund 7-day yield                    6.00
-------------------------------------------------------------------
3-month certificate of deposit                           4.55
-------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
-------------------------------------------------------------------
    Class A                                              6.24
-------------------------------------------------------------------
    Class B                                              5.73
-------------------------------------------------------------------
    Class C                                              5.71
-------------------------------------------------------------------
    Class M                                              6.08
-------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

*Sources: Fleet National Bank (passbook savings), Bank Rate Monitor
 (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Money Market Fund is designed for investors seeking current income consistent with capital preservation, stable principal, and liquidity.




TOTAL RETURN FOR PERIODS ENDED 9/30/00

                                Class A         Class B          Class C         Class M
(inception dates)              (10/1/76)       (4/27/92)        (2/1/99)        (12/8/94)
                                  NAV        NAV     CDSC     NAV     CDSC         NAV
---------------------------------------------------------------------------------------------
1 year                           5.79%      5.25%   0.25%    5.26%   4.26%        5.65%
---------------------------------------------------------------------------------------------
5 years                         29.26      26.07   24.07    26.17   26.17        28.30
Annual average                   5.27       4.74    4.41     4.76    4.76         5.11
---------------------------------------------------------------------------------------------
10 years                        59.16      51.66   51.66    51.77   51.77        56.83
Annual average                   4.76       4.25    4.25     4.26    4.26         4.60
---------------------------------------------------------------------------------------------
Annual average
(life of fund)                   7.22       6.70    6.70     6.70    6.70         7.06
---------------------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------------------
Current 7-day yield1             6.24%          5.73%           5.71%             6.08%
---------------------------------------------------------------------------------------------
Current 30-day yield1            6.21           5.69            5.72              6.12
---------------------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                        Lipper Money            Consumer
                       Market Average         price index
--------------------------------------------------------------------
1 year                     5.43%                 3.46%
--------------------------------------------------------------------
5 years                   27.37                 13.32
Annual average             4.96                  2.53
--------------------------------------------------------------------
10 years                  57.60                 30.82
Annual average             4.65                  2.72
--------------------------------------------------------------------
Annual average
(life of fund)             7.26                  4.70
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the higher operating expenses applicable to such shares. One-, five- and ten-year (when available), and life of fund returns for class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.

DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12            12
------------------------------------------------------------------------------
Income               $0.056404       $0.051289       $0.051324     $0.055090
------------------------------------------------------------------------------
Total                $0.056404       $0.051289       $0.051324     $0.055090
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B and class C shares generally are fund shares purchased with no initial sales charge but subject to a contingent deferred sales charge
(CDSC) upon redemption. However, class B and class C shares of your fund can be acquired only through exchange of class B or class C shares from another fund or purchased by certain systematic investment plan shareholders. A contingent deferred sales charge is a charge applied at the time of redemption of class B and class C shares and assumes redemption at the end of the period. The CDSC schedule will vary depending on whether the shares were acquired through exchange or through a systematic investment plan purchase. Consult your prospectus for details.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, exchange of your fund's class M shares into another fund may involve a sales charge.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 2000

To the Trustees and Shareholders of
Putnam Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the "fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 3, 2000




THE FUND'S PORTFOLIO
September 30, 2000

COMMERCIAL PAPER (83.3%) (a)                                                              MATURITY
PRINCIPAL AMOUNT                                                                          DATE                VALUE
Domestic (57.1%)
-------------------------------------------------------------------------------------------------------------------
        $35,000,000 AES Shady Point, Inc. (NationsBank
                    Corp. (LOC)) 6.52s                                                    10/30/00    $  34,809,833
         45,000,000 American Express Credit Co. 6.48s                                     10/2/00        44,983,800
         40,000,000 Asset Securitization Cooperative Corp. 6.5s                           10/25/00       39,819,444
         20,000,000 Associates First Capital Corp. FRN, 6.65s, 2001                       10/1/01        20,000,000
         34,150,000 AT&T Co. 6.52s                                                        10/23/00       34,007,746
         43,000,000 Bank One Corp. Ser. B, FRN, 6.80s                                     10/5/00        42,998,868
         40,000,000 Banc One Financial Corp. 6.5s                                         12/20/00       39,415,000
         43,000,000 Bear Sterns Co. Inc. 6.49s                                            12/6/00        42,480,620
         40,000,000 BMW US Capital Corp. 6.55s                                            10/4/00        39,970,889
         20,000,000 Chevron UK Investment PLC 6.49s                                       11/6/00        19,866,594
         40,000,000 Ciesco L.P. 6.5s                                                      10/17/00       39,877,222
         85,170,000 CIT Group, Inc. 6.7s                                                  10/2/00        85,122,447
         44,000,000 Corporate Asset Funding Corp. 6.53s                                   10/18/00       43,856,340
         31,200,000 Corporate Asset Funding Corp. 6.51s                                   11/16/00       30,934,826
         36,000,000 Corporate Asset Funding Corp. 6.51s                                   11/8/00        35,746,110
         50,000,000 Corporate Asset Funding Corp. 6.5s                                    11/17/00       49,566,667
         40,000,000 Corporate Receivables Corp. 6.54s                                     10/12/00       39,912,800
         50,000,000 CXC Inc. 6.51s                                                        10/31/00       49,719,708
         50,000,000 CXC Inc. 6.51s                                                        10/19/00       49,828,208
         30,000,000 CXC Inc. 6.5s                                                         10/30/00       29,837,500
         45,500,000 CXC Inc. 6.485s                                                       12/11/00       44,909,865
         33,444,000 Delaware Funding Corp. 6.52s                                          10/20/00       33,322,858
         36,929,000 Delaware Funding Corp. 6.5s                                           10/17/00       36,815,648
         25,530,000 Falcon Asset Securitization Corp. 6.52s                               11/20/00       25,294,188
         50,000,000 Falcon Asset Securitization Corp. 6.52s                               10/4/00        49,963,806
         45,850,000 Falcon Asset Securitization Corp. 6.5s                                11/13/00       45,485,747
         30,000,000 Florens Containers, Inc. (Bank of America
                    NT & SA (LOC)) 6.58s                                                  10/11/00       29,939,683
         30,000,000 Florens Containers, Inc. (Bank of America
                    NT & SA (LOC)) 6.58s                                                  10/10/00       29,945,167
         42,000,000 Ford Motor Credit Co. 6.5s                                            10/23/00       41,825,583
         50,000,000 Ford Motor Credit Co. 6.49s                                           10/12/00       49,891,833
         39,000,000 General Electric Capital Corp. 6.48s                                  2/14/01        38,038,260
         28,900,000 General Electric Capital Corp. 6.48s                                  12/7/00        28,546,264
         50,000,000 General Electric Capital International Funding 6.52s                  1/26/01        48,931,444
         50,000,000 General Electric Capital International Funding 6.5s                   10/25/00       49,774,306
         40,000,000 Goldman Sachs 6.79s                                                   11/8/00        39,705,767
         31,000,000 Goldman Sachs 6.56s                                                   1/19/01        30,372,973
         37,000,000 Goldman Sachs 6.5s                                                    2/14/01        36,084,764
         43,000,000 Household International 6.61s                                         10/13/00       43,000,000
         49,000,000 Lehman Brothers Holdings 6.695s                                       1/31/01        47,879,145
         20,988,000 National Rural Utilities 6.455s                                       3/26/01        20,321,902
         25,279,000 Old Line Funding Corp. 6.51s                                          11/14/00       25,073,292
         48,000,000 Old Line Funding Corp. 6.51s                                          11/2/00        47,713,560
         45,000,000 Park Avenue Receivables Corp. 6.52s                                   10/18/00       44,853,300
         40,000,000 PNC Funding Corp. 6.58s                                               10/26/00       39,809,911
         42,000,000 Preferred Receivables Funding Corp. 6.5s                              10/3/00        41,977,250
         45,000,000 Prudential Funding Corp. 6.5s                                         10/13/00       44,894,375
         50,000,000 Salomon Smith Barney Holdings Inc. 6.5s                               11/7/00        49,656,944
         50,000,000 Salomon Smith Barney Holdings Inc. 6.5s                               11/3/00        49,693,056
         40,000,000 Salomon Smith Barney Holdings Inc. 6.5s                               10/27/00       39,805,000
         40,000,000 Salomon Smith Barney Holdings Inc. 4.9s                               11/21/00       39,625,022
         34,000,000 Sheffield Receivables Corp. 6.52s                                     10/16/00       33,901,476
         30,000,000 Sheffield Receivables Corp. 6.52s                                     10/6/00        29,967,400
         65,000,000 Sheffield Receivables Corp. 6.5s                                      12/14/00       64,119,792
         53,000,000 Sigma Finance Inc. 144A, FRN, 6.611s                                  3/15/01        52,999,686
         26,500,000 Sigma Finance Inc. 6.56s                                              11/1/00        26,345,476
         61,000,000 Sigma Finance Inc. 6.5s                                               12/5/00        60,273,083
         40,000,000 Sigma Finance Inc. 6.5s                                               10/24/00       39,826,667
         25,398,000 Thunder Bay Funding Inc. 6.51s                                        10/12/00       25,342,802
         20,337,000 Thunder Bay Funding Inc. 6.5s                                         12/11/00       20,072,619
         30,000,000 Thunder Bay Funding Inc. 6.49s                                        12/12/00       29,605,192
         25,000,000 Transamerica Finance Corp. 6.53s                                      12/7/00        24,691,639
         22,670,000 Transamerica Finance Corp. 6.48s                                      11/14/00       22,486,373
         40,000,000 Ventures Business Trust 6.58s                                         10/16/00       39,883,022
         43,398,000 Verizon Network Funding 6.51s                                         11/20/00       42,997,762
         41,000,000 Verizon Network Funding 6.5s                                          11/28/00       40,563,236
         44,000,000 Verizon Network Funding 6.5s                                          11/27/00       43,539,222
         24,000,000 Wal-Mart Stores Inc. 6.48s                                            11/21/00       23,775,360
                                                                                                      -------------
                                                                                                      2,626,296,342

Foreign (25.2%)
-------------------------------------------------------------------------------------------------------------------
         43,000,000 Abbey National North America Corp. 6.35s
                    (United Kingdom)                                                      12/22/00       42,370,468
         25,203,000 Aegon Funding Corp. 6.64s (Netherlands)                               12/14/00       24,854,358
         34,000,000 Aegon Funding Corp. 6.52s (Netherlands)                               2/13/01        33,162,542
         43,000,000 Bank of Nova Scotia 6.55s (Canada)                                    1/24/01        42,993,508
         50,000,000 Banco De Galicia Y Buenos Aires S.A.
                    (Bayerische Hypo-und Vereinsbank AG (LOC))
                    6.57s (Germany)                                                       10/10/00       49,908,750
         25,000,000 Banco General De Negocios S.A. (Barclays Bank
                    PLC (LOC)) 6.45s (United Kingdom)                                     4/6/01         24,157,917
         43,000,000 Canadian Imperial Bank of Commerce
                    7.36s (Canada)                                                        5/17/01        42,997,455
         44,000,000 Credit Suisse First Boston 6.49s (Switzerland)                        3/5/01         42,762,573
         44,500,000 Credit Suisse First Boston International
                    Guernsey 6.5s (Switzerland)                                           3/12/01        43,190,340
         34,000,000 DaimlerChrysler NA Holding Corp.
                    6.27s (Germany)                                                       12/13/00       33,561,797
         17,500,000 Demir Funding Corp. (Bayerische Vereinsbank
                    (LOC)) 6.32s (Germany)                                                10/11/00       17,466,206
         52,000,000 Den Danske Corp. Inc. 6.5s (Denmark)                                  11/29/00       51,436,667
         39,000,000 Den Norske Bank 6.49s (Norway)                                        11/28/00       38,585,181
         25,000,000 Formosa Plastics Corp. (ABN AMRO Bank N.V.
                    (LOC)) Ser. A, 6.3s (Netherlands)                                     10/10/00       24,956,250
         53,000,000 Formosa Plastics Corp. (ABN AMRO Bank N.V.
                    (LOC)) Ser. A, 6.29s (Netherlands)                                    10/11/00       52,895,570
         40,000,000 Halifax Group PLC 6.48s (United Kingdom)                              11/8/00        39,719,200
         42,000,000 MeritaNordbanken Group 5.852s (Sweden)                                3/1/01         41,993,177
         47,500,000 Nordbanken NA Inc. 6.54s (Sweden)                                     2/15/01        46,309,175
         26,000,000 PEMEX Capital, Inc. (Barclays (LOC)) 6.85s (France)                   12/4/00        25,678,431
         39,800,000 PEMEX Capital, Inc. (Barclays (LOC)) 6.6s (France)                    12/5/00        39,318,420
         24,500,000 PEMEX Capital, Inc. (Barclays (LOC)) 6.52s (France)                   12/7/00        24,198,269
         43,000,000 Societe Generale 6.37s (France)                                       12/26/00       42,338,051
         44,000,000 Societe Generale 6.47s (France)                                       2/27/01        42,813,833
         44,000,000 Spintab AB 6.54s (Sweden)                                             12/4/00        43,485,200
         44,000,000 Spintab AB 6.54s (Sweden)                                             10/16/00       43,872,107
         42,000,000 Svenska Handelsbanken 6.98s (Sweden)                                  5/2/01         41,995,338
         29,000,000 Unibanco-Grand Caymen (WestDeutsche
                    Landesbank (LOC)) 6.665s (Germany)                                    7/13/01        27,464,458
         25,000,000 United Mexican States (Barclays (LOC))
                    6.52s (United Kingdom)                                                               24,723,806
         22,000,000 WestDeutsche Landesbank Girozentrale
                    7.1s (Germany)                                                        5/3/01         22,000,000
         44,000,000 Woolwich PLC 6.64s (United Kingdom)                                   12/18/00       43,358,871
         43,000,000 Woolwich PLC 6.5s (United Kingdom)                                    11/13/00       42,658,389
                                                                                                      -------------
                                                                                                      1,157,226,307
                                                                                                     --------------
                    Total Commercial Paper (cost $3,783,522,649)                                     $3,783,522,649

CERTIFICATES OF DEPOSITS (4.6%) (a)                                                       MATURITY
PRINCIPAL AMOUNT                                                                          DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
     $   43,000,000 Bank of Nova Scotia 6.72s (Canada)                                    2/12/01    $   42,992,279
         39,000,000 Bayerische Landesbank Girozentrale
                    6.674s (Germany)                                                      2/28/01        38,992,124
         43,000,000 Deutsche Bank 6.75s (Germany)                                         2/22/01        42,991,900
         43,000,000 Societe Generale NY 6.598s (France)                                   7/5/01         42,980,350
         42,000,000 Societe Generale NY 6.56s (France)                                    1/16/01        41,993,963
                                                                                                     --------------
                    Total Certificates of Deposits (cost $209,950,616)                               $ 209,950,616

CORPORATE BONDS AND NOTES (9.2%) (a)                                                      MATURITY
PRINCIPAL AMOUNT                                                                          DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
     $   53,000,000 Bank One Corp. 6.74s                                                  12/29/00   $   53,000,000
         39,000,000 Bank One Corp. Ser. B, FRN, 6.71s                                     11/17/00       38,998,971
         47,000,000 Credit Suisse First Boston 144A company
                    guaranty, FRN, 6.61s, 2001                                            8/10/01        47,000,000
         32,000,000 First Union National Bank FRN, 6.72s                                  5/10/01        32,005,720
         43,000,000 First Union National Bank FRN, 6.621s                                 5/29/01        43,000,000
         43,000,000 Fleet Financial Group. sr. FRN, 6.037s, 2001                          3/13/01        42,985,993
         35,000,000 Goldman Sachs Ser. A, FRN, 6.90s                                      1/25/01        35,020,407
         44,000,000 JP Morgan & Co., Inc. Ser. A, FRN, 6.613s                             3/16/01        44,000,000
         43,000,000 Morgan Stanley Dean Witter & Co. FRN, 6.603s, 2001                    3/16/01        42,998,033
         43,000,000 National Rural Utilities Ser. C, FRN, 6.62s                           6/15/01        43,000,000
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost 422,009,124)                                                               $  422,009,124

U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.2%) (a) (cost 54,609,194)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   55,000,000 Federal National Mortgage Corp 6.04s.                                 11/9/00    $   54,609,194
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,470,091,583) (b)                                      $4,470,091,583
-------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $4,597,465,518.

  (b) The aggregate identified cost on a tax basis is the same.

      The rates shown Floating on Rate Notes (FRN) are the current interest rates shown at September 30, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2000: (as percentage of Market Value)

          Canada             2.9%
          Denmark            1.2
          France             5.8
          Germany            5.2
          Netherlands        3.0
          Norway             0.9
          Sweden             4.9
          Switzerland        1.9
          United Kingdom     4.9
          United States     69.3
                          ------
          Total            100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                        $4,470,091,583
-------------------------------------------------------------------------------------------
Cash                                                                                292,874
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   12,712,843
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                          166,928,740
-------------------------------------------------------------------------------------------
Total assets                                                                  4,650,026,040

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,030,257
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       46,719,117
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,481,757
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          823,423
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       99,783
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,096
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              300,151
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               98,938
-------------------------------------------------------------------------------------------
Total liabilities                                                                52,560,522
-------------------------------------------------------------------------------------------
Net assets                                                                   $4,597,465,518

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                     $4,597,465,518
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A
share ($3,780,309,233 divided by 3,780,309,233 shares)*                               $1.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($649,826,226 divided by 649,826,226 shares)**                                        $1.00
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($52,872,108 divided by 52,872,108 shares)**                                          $1.00
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share
($114,457,951 divided by 114,457,951 shares)*                                         $1.00
-------------------------------------------------------------------------------------------

 * Offered at net asset value.

** Class B and class C shares are available only by exchange of class
   B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Interest income                                                                $280,714,304
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 14,348,517
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    5,821,692
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  119,179
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,634
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,049,372
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               126,436
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               173,109
-------------------------------------------------------------------------------------------
Other                                                                             1,918,525
-------------------------------------------------------------------------------------------
Total expenses                                                                   26,586,464
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,363,749)
-------------------------------------------------------------------------------------------
Net expenses                                                                     25,222,715
-------------------------------------------------------------------------------------------
Net investment Income                                                           255,491,589
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $255,491,589
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  255,491,589   $  190,719,005
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                       255,491,589      190,719,005
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (205,971,249)    (151,295,146)
--------------------------------------------------------------------------------------------------
   Class B                                                            (41,749,961)     (34,510,760)
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,361,270)        (151,030)
--------------------------------------------------------------------------------------------------
   Class M                                                             (6,409,109)      (4,762,069)
--------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                  (288,687,405)   1,432,680,477
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (288,687,405)   1,432,680,477

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   4,886,152,923    3,453,472,446
--------------------------------------------------------------------------------------------------
End of year                                                        $4,597,465,518   $4,886,152,923
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Net investment income                  .0564        .0478        .0517        .0505        .0507
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0564        .0478        .0517        .0505        .0507
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0564)      (.0478)      (.0517)      (.0505)      (.0507)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               5.79         4.89         5.29         5.17         5.19
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,780,309   $3,691,475   $2,598,891   $2,134,223   $1,659,288
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .49          .48          .58          .57          .57
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.69         4.73         5.20         5.06         5.00
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Net investment income                  .0513        .0429        .0468        .0455        .0457
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0513        .0429        .0468        .0455        .0457
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0513)      (.0429)      (.0468)      (.0455)      (.0457)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               5.25         4.37         4.78         4.65         4.67
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $649,826   $1,041,452     $759,748     $410,885     $438,316
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .99          .98         1.08         1.07         1.07
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.13         4.24         4.69         4.57         4.51
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                             Year ended  Feb. 1, 1999+
operating performance                  Sept. 30   to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00
--------------------------------------------------------------
Net investment income                  .0513        .0284
--------------------------------------------------------------
Total from
investment operations                  .0513        .0284
--------------------------------------------------------------
Total distributions                   (.0513)      (.0284)
--------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return
at net asset value (%)(a)               5.26         2.87*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $52,872      $17,091
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .99          .65*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.34         2.83*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Net investment income                  .0551        .0463        .0502        .0490        .0490
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0551        .0463        .0502        .0490        .0490
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0551)      (.0463)      (.0502)      (.0490)      (.0490)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               5.65         4.73         5.14         5.01         5.02
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $114,458     $136,134      $94,833      $58,502      $29,075
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .64          .63          .73          .72          .72
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.51         4.58         5.04         4.92         4.82
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B, class C and class M shares. Each class of shares is sold without a front-end sales charge. Class B and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchased by certain systemic investment plans. Class B shares, which convert to class A shares after approximately eight years, pay an ongoing distribution fee and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B and class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they were exchanged. Class M shares pay an ongoing distribution fee lower than class B and class C shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders. Distributions of realized gains, if any, are paid at least annually.

G) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, and 0.30% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $1,363,749 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,674 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.75%, 1.00% and 1.00% of the average net assets attributable to class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50% and 0.15% of the average net assets attributable to class B, class C and class M shares, respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $5,581,394 and $88,972 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as the underwriter received no monies in contingent deferred sales charges from redemptions of class A shares acquired through an exchanges from another fund.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $92,781,617,861 and $93,601,561,325, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                    Year ended September 30
---------------------------------------------------------------------------
Class A                                           2000                1999
---------------------------------------------------------------------------
Shares sold                             13,559,891,513      10,270,592,982
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              195,361,991         145,761,022
---------------------------------------------------------------------------
                                        13,755,253,504      10,416,354,004

Shares
repurchased                             (13,666,419,670)     (9,323,769,763)
---------------------------------------------------------------------------
Net increase                                88,833,834       1,092,584,241
---------------------------------------------------------------------------

                                                    Year ended September 30
---------------------------------------------------------------------------
Class B                                           2000                1999
---------------------------------------------------------------------------
Shares sold                              2,539,282,766       2,660,145,189
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               37,603,003          32,075,627
---------------------------------------------------------------------------
                                         2,576,885,769       2,692,220,816

Shares
repurchased                             (2,968,511,949)     (2,410,516,905)
---------------------------------------------------------------------------
Net increase
(decrease)                                (391,626,180)        281,703,911
---------------------------------------------------------------------------

                                                             For the period
                                                           February 1, 1999
                                                              (commencement
                                            Year ended    of operations) to
                                           September 30        September 30
---------------------------------------------------------------------------
Class C                                           2000                1999
---------------------------------------------------------------------------
Shares sold                                360,862,501          29,815,064
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,260,996             151,030
---------------------------------------------------------------------------
                                           362,123,497          29,966,094

Shares
repurchased                               (326,342,248)        (12,875,235)
---------------------------------------------------------------------------
Net increase                                35,781,249          17,090,859
---------------------------------------------------------------------------

                                                    Year ended September 30
---------------------------------------------------------------------------
Class M                                           2000                1999
---------------------------------------------------------------------------
Shares sold                                976,960,996         829,077,838
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,065,448           4,690,359
---------------------------------------------------------------------------
                                           983,026,444         833,768,197

Shares
repurchased                             (1,004,702,752)       (792,466,731)
---------------------------------------------------------------------------
Net increase
(decrease)                                 (21,676,308)         41,301,466
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)


The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Joanne M. Driscoll
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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